                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive  Additional Materials Revised
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Energy West, Incorporated
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check  box  if any part of the fee is offset as provided  by  Exchange  Act
     Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                        [ENERGY WEST, INCORPORATED LOGO]

                                October 17, 2003

Dear Shareholder:

          You should have recently  received the Energy West,  Incorporated 2003
Annual Report and Proxy  Statement for our Annual Meeting of  Shareholders to be
held on October 31,  2003.  Due to the  unfortunate  and,  we believe,  illegal, activities of a group of dissident stockholders,  namely the Turkey Vulture Fund
XIII,  Ltd. and J. Michael  Gorman(collectively,  the "Turkey  Vulture  Group"), acting,  with others,  as the The Committee to Reenergize Energy West, the Board
of  Directors  of Energy  West has  decided to  postpone  the Annual  Meeting of
Shareholders  until Wednesday,  November 12, 2003, at 9:00 am, local time at the
Civic Center, located at Park Drive and Central Avenue, Great Falls, Montana.

         Based on the activities of the Turkey Vulture Group and its affiliates, we believe  there may be a contested  election at this  year's  Annual  Meeting.
Although we do not believe that the Turkey  Vulture Group and its affiliates may properly  conduct a proxy  contest  under the federal  securities  laws, we have provided  you with the  enclosed  information  so that you may vote your  shares based on all  available  information.  If you have  already  voted,  and wish to change your vote,  you may revoke your prior proxy by  completing  and returning the proxy in the enclosed postage paid envelope. Your latest dated proxy will be the one that is counted.

         YOUR VOTE IS  IMPORTANT.  We  encourage  you to complete and return the enclosed proxy,  which sets forth the  recommendations of the Board of Directors of Energy West.

         THE BOARD ALSO URGES YOU TO DISREGARD  ANY BLUE PROXY CARDS THAT MAY BE
SENT TO YOU BY THE TURKEY VULTURE GROUP.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING,  PLEASE CONTACT US
BY CALLING OUR PROXY SOLICITOR, MACKENZIE PARTNERS, INC. AT 1-800-322-2885.

                                   Sincerely,

                                  /s/ John C. Allen
                                  John C. Allen
                                  Interim President and Chief Executive Officer

                            ENERGY WEST, INCORPORATED
               SUPPLEMENTAL PROXY MATERIALS DATED OCTOBER 17, 2003

New Annual Meeting Date

The 2003 Annual Meeting of the  Shareholders of Energy West,  Incorporated  (the
"Company") has been postponed until  Wednesday,  November 12, 2003, at 9:00 A.M.
local time, at the Civic Center, located at Park Drive and Central Avenue, Great
Falls, Montana for the purposes set forth in the Company's Proxy Statement dated
October 9, 2003.

Recent Actions by The Committee to Reenergize Energy West

A group  calling  itself  "The  Committee  to  Reenergize  Energy  West,"  which according to materials  filed with the Securities and Exchange  Commission  (the
"Commission")  includes  Richard  M.  Osborne,  the sole  manager  of the Turkey
Vulture Fund XIII, Ltd. (the "Turkey Vulture Fund"), J. Michael Gorman, Lawrence
P. Haren and Thomas J. Smith  (collectively  referred  to herein as the  "Turkey
Vulture  Group") is seeking to elect three  directors to the Company's  Board of
Directors.  According to preliminary  proxy materials filed with the Commission, the Turkey  Vulture Group has indicated  that it intends to nominate and solicit proxies to elect three directors to the Energy West Board of Directors.

Given the background of dealings of the Turkey Vulture Fund and other members of the Turkey  Vulture  Group,  your  Board of  Directors  believes  that the proxy solicitation  is the next step in the  Turkey  Vulture  Group's  efforts to take control of Energy West to pursue their own interests.

For  the  reasons  stated  below  under  "The  Turkey  Vulture  Group's  Illegal
Activities  With Respect to Energy West," your Board of Directors  believes that the actions of the Turkey  Vulture Fund and other members of the Turkey  Vulture
Group not to be in the best interests of the Energy West  shareholders and to be a violation of the federal securities laws.

Background of the Turkey Vulture Group's Solicitation

On or about July 7, 2003,  the Company  received a proposal from Mr.  Osborne to
loan  $2  million  to  the  Company  in  return  for  a  five-year   convertible
subordinated  note.  The  terms  of  the  proposed  note  included   substantial
restrictions  on the  ability  of the  Board  of  Directors  to  make  decisions concerning  the Company.  The proposed  terms provided that Mr. Osborne would be entitled to select  three  individuals  to serve as directors of the Company and any  replacements for such directors.  Additionally,  Mr. Osborne would have the right,  at any time,  to convert  the note into  shares of stock of the  Company based on a fixed price of the Company's common stock of approximately  $7.25 per share, or approximately 275,862 shares or an additional 10.6% of all outstanding shares.  The proposal also included the granting of demand  registration  rights with respect to any shares received by Mr. Osborne on conversion under which any registration would be at the Company's sole expense.

The Company advised Mr.  Osborne's  attorney that it was heavily involved in its efforts to obtain  refinancing  of its  operating  line of credit.  The  Company informed Mr. Osborne's attorney that it would require a standard confidentiality agreement before  conducting any discussions  with respect to such proposal.  On approximately  August  13,  2003,  the  Company  sent a  signed  confidentiality agreement to Mr. Osborne's  attorney.  Approximately ten days later, the Company received a copy of the agreement signed on behalf of the Turkey Vulture Fund. At that time,  the Company was in the process of completing a credit  facility with
Wells Fargo Bank Montana for the period  through  October 15, 2003. In addition, the Company was completing negotiations for a term sheet with LaSalle Bank for a
$23 million operating line of credit.

In the view of the Board of Directors,  the terms  proposed by Mr.  Osborne were unreasonable  and not in the best  interests of all the  Company's  shareholders because the  proposal  would have given Mr.  Osborne  substantial  economic  and control rights not available to other  shareholders,  while falling far short of providing the funding for ongoing needs that the Company requires.  In contrast, the $23  million  LaSalle  operating  line of  credit  was  completed  on normal commercial  terms and  provided  the Company with the ability to fund payment of the remaining $2.2 million owed under the settlement  with PPL Montana,  as well as adequate funding for ongoing operations.

On July 24,  2003,  the Turkey  Vulture  Group  notified  the  Company by filing
Schedule  13D with the  Commission  that they had  acquired  a total of  195,000 shares of common stock of the Company,  or  approximately  7.5% of the Company's outstanding  common  stock,  and were  acting as a group  within the  meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934.

The Turkey Vulture Group filed Amendments to the Schedule 13D on August 1, 2003,
August 28, 2003,  and September 19, 2003, in each case  disclosing  increases in their combined  ownership.  Amendment No. 1, filed on August 1, 2003 disclosed a voting agreement between the Turkey Vulture Fund and Gorman,  whereby they would agree to vote all  Energy  West  stock  owned by them in favor of the  directors proposed to be nominated by the Turkey  Vulture  Fund, as described  below.  The
September  19, 2003 filing  indicated  that the Turkey  Vulture  Group's  shares exceeded 10% of the Company's outstanding common stock. Additionally, the Turkey
Vulture Group filed a Form 4 with the Commission reporting total ownership as of
September  22, 2003 of 284,517  shares,  or  approximately  11% of the Company's outstanding  common  stock.  The Turkey  Vulture  Group has  subsequently  filed
Amendment  No. 4 to Schedule  13D on October 14,  2003  disclosing  sales of the
Company's  common  stock,   lowering  its  combined  ownership  to  258,918,  or
approximately 9.98% of the Company's  outstanding common stock. In Amendment No.
4, the Turkey  Vulture  Group also  disclosed  that the Turkey  Vulture Fund and
Gorman had terminated  their voting  agreement as of October 8, 2003.  Under the
Public  Utility  Holding  Company  Act of 1935 (the  "1935  Act"),  once a group acquires  10% or more of the common  stock of a utility it is  presumed  to be a holding  company  required to register  under the 1935 Act for the protection of investors.

In addition,  the Turkey  Vulture  Group  notified the Company on July 31, 2003, that it intended to nominate  five  individuals  for election to the Energy West
Board of Directors.

On  September  22,  2003,  Osborne,  Gorman  and  others  met with the  Board of
Directors of the Company and, among other things,  demanded three Board seats as the price for backing off of their pursuit of Board seats by soliciting  proxies from the Company's shareholders.

Utility  subsidiaries of 1935 Act holding companies are subject to expensive and burdensome  regulation.  In order to avoid the adverse effects of being deemed a subsidiary or affiliate of the Turkey Vulture Group,  the Company filed Form U-1 with the  Commission  on  September  23, 2003  disclaiming  affiliation  with or control by the Turkey  Vulture  Group.  This made it possible for the Company to confirm to its new lender that it was not a subsidiary or affiliate of a holding company under the 1935 Act,  which the lender  required in  connection  with the
Company's  bank  financing  completed on September  30, 2003.  Additionally,  on
September 23, 2003,  the Company  advised the Turkey  Vulture Fund in writing of the filing on Form U-1 and its position  regarding  the Turkey  Vulture  Group's noncompliance  with the 1935 Act. The preliminary  proxy materials of the Turkey
Vulture Group,  filed with the Commission on September 24, 2003, made no mention of the 1935 Act or the Turkey Vulture Group's status as an unregistered  holding company in violation of the 1935 Act.

On  September  24,  2003,  the Turkey  Vulture  Group  filed  preliminary  proxy materials with the Commission indicating their intention to seek proxies for the election of certain  individuals  including  Osborne.  This  preliminary  filing failed to disclose the Turkey Vulture Group's status as an unregistered  holding company  under the 1935 Act,  as  described  below,  along  with  several  other material  misstatements and omissions of material fact. On October 14, 2003, the
Turkey  Vulture  Group  filed  amended  preliminary  proxy  materials  with  the
Commission  indicating their intention to seek proxies for the election of three individuals.  For reasons set forth in more detail  below,  we believe  that the
Turkey  Vulture  Group's  October 14,  2003  materials  continue  to  materially misstate  the group's  status  under the 1935 Act,  and contain  other  material misstatements and omissions of material fact.

On September 5, 2003, the Company  received a request from Cede & Co., on behalf of the Turkey  Vulture  Fund,  pursuant  to  Section  35-1-1107  of the  Montana
Business  Corporation  Act  ("MBCA")  from a list of the  record  holders of the
Company's  common  stock.  On October 3, 2003,  the  Company  responded  to such request on the basis that the Turkey Vulture Fund's purpose (i.e.,  conducting a proxy contest) was not "proper" as required under Montana law, due the status of the Turkey Vulture Fund, along with Gorman,  as an unregistered  holding company under the 1935 Act, as described in more detail below.  On October 13, 2003, the
Company  received  from the Turkey  Vulture Fund a demand for  inspection of its shareholders  list under the MBCA.  The Company  has advised the Turkey  Vulture
Fund that it will provide the list. On October 14, 2003, the Company  received a request from the Turkey  Vulture Fund pursuant to Rule 14a-7  promulgated  under the Securities Exchange Act of 1934, for the shareholders list of the Company as of the record date.  The Company  intends to comply with the request  under Rule
14a-7 by mailing the Turkey Vulture Group's material as permitted by Rule 14a-7.

The Turkey Vulture Group's Illegal Activities With Respect to Energy West

On September 19, 2003, the Turkey Vulture Fund and Mr. Michael Gorman, acting as an  organized  group,  reported  to the  Commission  on  Form  13D  and a Form 4 ownership of

approximately  11% of the Energy West's  outstanding  common stock which exceeds the 10%  standard  of  section  2(a)(7) of the 1935 Act and made them a "holding company."

The 1935 Act was  passed  to  protect  utility  security  holders  from  abusive practices of holding companies such as loans on non-commercial  terms like those proposed by the Turkey  Vulture  Fund.  The 1935 Act  requires  that all holding companies  must either  register  under the 1935 Act or apply for an  exemption.
There is no apparent exemption available for the Turkey Vulture Group, therefore the Company believes Turkey Vulture Group's only alternative is to register as a holding company.

The Turkey  Vulture Group failed to comply with the rules and  regulations  as a holding  company  in that  they  did not  register  or  file  for an  exemption.
Therefore,  on the record date, September 30, 2003, the Turkey Vulture Group was an unregistered holding company and subject to the prohibitions of the 1935 Act.
An unregistered  holding  company cannot  distribute or make any public offering for sale or  exchange  of any  security  of such  holding  company or the public utility  company;  nor can it engage in any business in  interstate  commerce or own, control,  or hold the power to vote any security of any subsidiary company, as defined under the 1935 Act. As a result  thereof,  we believe that the Turkey
Vulture  Group must  register  before it can vote or sell any of its Energy West shares.  The  Turkey  Vulture  Group did not  register  as of the  record  date, therefore,  it was in clear  violation of the 1935 Act and the Company  believes the  Turkey  Vulture  Group does not have  standing  to file  preliminary  proxy materials or engage in a proxy  contest.  Further,  the Company does not believe the Turkey  Vulture  Group has the right to vote any  shares  owned by it at the
Annual  Meeting.  In prior cases,  the  Commission  has required  companies that discovered  they were holding  companies to register under the 1935 Act in order to sell down  below the 10%  standard.  Therefore,  we  believe  that the Turkey
Vulture  Group  violated  the  securities   laws  again  when  it  sold  without
registration under the 1935 Act.

Method of Proxy Solicitation

Proxies  are  being  solicited  by  and on  behalf  of the  Company's  Board  of
Directors.  The  Company  will bear the entire  cost of this  solicitation.  The
Company has retained  MacKenzie  Partners,  Inc. , 105 Madison Avenue, New York,
New York 10016,  to assist the Company in the  solicitation  of proxies for fees not to exceed $50,000,  plus out of pocket expenses,  of which less than $15,000 has been spent to date.  The  Company  has also  agreed to  indemnify  MacKenzie
Partners  against  any losses  arising out of its proxy  soliciting  services on behalf of the Company.  MacKenzie Partners will employ  approximately 35 persons to solicit the  Company's  stockholders.  In addition,  directors,  officers and
other  employees  of  the  Company  may  solicit   proxies  without   additional
compensation   therefor.  The  methods  by  which  MacKenzie  Partners  and  the directors,  officers and other  employees of the Company may solicit proxies are by mail, telephone, other electronic communication or in person.

Additional Information About Your Voting Rights

The Staff of the  Commission  has  determined  that the  actions  of the  Turkey
Vulture  Group  require  that we comply with  certain  requirements  relating to contested elections.  As such, brokers who hold shares for the accounts of their clients who have not been given specific voting

instructions  as to the election of the  directors by their clients may not vote their clients' proxies in their own discretion (i.e.,  broker  nonvotes).  Since directors  are elected by a plurality  vote,  broker  nonvotes,  if any, will be disregarded, and will have no effect on the outcome of the vote. However, broker nonvotes  will be  counted as  present  and  entitled  to vote for  purposes  of determining the presence of a quorum at the Annual  Meeting.  Please return your proxy in the  enclosed  envelope or call your bank or broker and  instruct  your representative  to vote for the Company's  director  nominees on the WHITE proxy card.  At this time the Company has not made any decision  about whether it will cumulate votes for any particular nominee.

Information Concerning the Directors and Certain Officers of the Company Who May
Also Solicit Proxies

The following table sets forth the name,  principal  business and address of any corporation or other  organization  in which their  employment is carried on, of the directors and certain officers of the Company  ("Participants") who may also solicit proxies from  stockholders of the Company.  Unless otherwise  indicated, the  principal  occupation  of the officers  refers to their  position  with the
Company and the  business  address is No. 1 First Avenue  South,  P.O. Box 2229,
Great Falls, Montana 59403-2229.

Directors

The principal occupations of the Company's directors who are deemed Participants in the  solicitation  are set forth on page 4 of the Company's  Proxy  Statement
dated   October  9,  2003.   The  name  and   business   address  of  the  other
director-Participants' organization of employment are as follows:

------------------------------------- ------------------------------------------
Name                                  Business Address
------------------------------------- ------------------------------------------

W.E. "Gene" Argo                      Midwest  Energy,  Inc. 1330
                                      Canterbury Road P.O. Box 898 Hays,  Kansas
                                      67601-0898
------------------------------------- ------------------------------------------
Andrew I. Davidson                    Davidson Investment Advisors
                                      P.O. Box 5015
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------
David A. Flitner                      Flitner Ranch and Hideout Adventures, Inc.
                                      P. O. Box 206
                                      Shell, Wyoming 82441
------------------------------------- ------------------------------------------
G. Montgomery Mitchell                No. 1 First Avenue South, P.O. Box 2229
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------
Terry M. Palmer                       No. 1 First Avenue South, P.O. Box 2229
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------
George D. Ruff                        No. 1 First Avenue South, P.O. Box 2229
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------
Richard J. Schulte                    No. 1 First Avenue South, P.O. Box 2229
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------

Executive Officers and Certain Corporate Officers

----------------- ---------------------------------------------------------
Name              Principal Occupation
----------------- ---------------------------------------------------------
John C. Allen     Interim President and Chief Executive Officer
----------------- ---------------------------------------------------------
Tim A. Good       Vice-President and Manager of Natural Gas Operations
----------------- ---------------------------------------------------------
Douglas R. Mann   Vice-President and Manager of Energy West Propane
                  Operations
----------------- ---------------------------------------------------------
JoAnn S. Hogan    Vice-President, Treasurer and Secretary
----------------- ---------------------------------------------------------
Robert B. Mease   Vice-President and Controller
----------------- ---------------------------------------------------------
James E. Morin    President of Energy West Resources, Inc.
----------------- ---------------------------------------------------------

Information Regarding Ownership of the Company's Securities by Participants

The number of shares of common stock of the Company  held by  directors  and the named  executive  officers is set forth on pages 2 and 3 of the Company's  proxy statement dated October 9, 2003. The following information sets forth the number of shares of common stock of the Company held by the executive  officers who are not "named executive officers" but are deemed Participants.

------------------ ---------------------------------------------------------
Name               Number of Shares Beneficially Owned
------------------ ---------------------------------------------------------
Douglas R. Mann                        14,033(a)
------------------ ---------------------------------------------------------
JoAnn S. Hogan                          4,881(b)
------------------ ---------------------------------------------------------
Robert B. Mease                         3,000(c)
------------------ ---------------------------------------------------------
James E. Morin                          3,317(d)
------------------ ---------------------------------------------------------

(a) Includes 5,000 shares subject to exercisable options, 285 shares pursuant to the Company's  401(K) Plan and 6,583 shares  pursuant to the Company's  Employee
Stock Ownership Plan.

(b) Includes 4,000 shares subject to exercisable  options, 32 shares pursuant to the  Company's  401(K) Plan and 849 shares  pursuant to the  Company's  Employee
Stock Ownership Plan.

(c) Includes 3,000 shares subject to exercisable options.

(d) Includes 1,400 shares subject to exercisable options, 464 shares pursuant to the Company's  401(K) Plan and 1,453 shares  pursuant to the Company's  Employee
Stock Ownership Plan.

Information Regarding Transactions in the Company's Securities by Participants

The following table sets forth  purchases and sales of the Company's  securities by the  Participants  listed below during the past two years,  not including the grant of any options to

purchase  the  Company's   common  stock.   Unless  otherwise   indicated,   all
transactions are in the public market.

--------------------- -------------------- ---------------------------- --------------------------
Name                  Date                 Number of Shares             Purchased ("P") or Sold
                                                                        ("S")
--------------------- -------------------- ---------------------------- --------------------------
W.E. "Gene" Argo      -                                      -                      -
--------------------- -------------------- ---------------------------- --------------------------
Andrew I. Davidson    10/11/2001                            42                    P(5)
                      10/12/2001                         1,528                    P(5)
                      10/22/2001                         4,000                      S
                      10/23/2001                            56                    P(5)
                      10/26/2001                         2,500                      S
                      10/29/2001                         5,000                      S
                      11/14/2001                            40                    P(5)
                      11/15/2001                           111                    P(5)
                      12/04/2001                           225                    S(1)
                      12/27/2001                            75                    S(1)
                      12/31/2001                            54                    P(5)
                      01/02/2001                           180                    P(5)
                      02/21/2002                            41                    P(5)
                      02/22/2002                           115                    P(5)
                      03/28/2002                            64                    P(5)
                      04/16/2002                            60                    P(5)
                      05/14/2002                            23                    P(5)
                      06/05/2002                            46                    P(5)
                      06/06/2002                           132                    P(5)
                      06/28/2002                            76                    P(5)
                      07/01/2002                           205                    P(5)
                      09/16/2002                           372                    P(5)
                      09/30/2002                            90                    P(5)
                      10/03/2002                            51                    P(5)
                      10/04/2002                           143                    P(5)
                      11/13/2002                            44                    P(5)
                      11/21/2002                           265                    P(5)
                      01/13/2003                           514                    P(5)
                      01/23/2003                            43                    P(5)
                      02/28/2003                           258                    P(5)
                      03/18/2003                           101                    P(5)
                      03/31/2003                           131                    P(5)
                      04/15/2003                           102                    P(5)
                      04/23/2003                           106                    P(5)
                      04/29/2003                           188                    P(5)
                      05/08/2003                           130                    P(5)
                      05/14/2003                           128                    P(5)
                      06/06/2003                           389                    P(5)

                      06/16/2003                           101                    P(5)
                      06/17/2003                           109                    P(5)
                      07/10/2003                           129                    P(5)
                      07/11/2003                           875                    P(5)
                      07/28/2003                           125                    P(5)
                      08/20/2003                           118                    P(5)
                      08/27/2003                           115                    P(5)
                      09/16/2003                           214                    P(5)
                      09/17/2003                           208                    P(5)
                      09/22/2003                           200                    P(5)
                      09/29/2003                           106                    P(5)
                      10/08/2003                           111                    P(5)
--------------------- -------------------- ---------------------------- --------------------------
David A. Flitner      11/07/2001                         1,052                      P
--------------------- -------------------- ---------------------------- --------------------------
G.Montgomery Mitchell 11/07/2001                         1,151                    P(5)
                      12/31/2001                            75                    P(5)
                      03/28/2002                            83                    P(5)
                      06/28/2002                            94                    P(5)
                      09/30/2002                           105                    P(5)
                      01/03/2003                           112                    P(5)
------------------------------------------ ---------------------------- --------------------------
Terry M. Palmer       -                                      -                      -
------------------------------------------ ---------------------------- --------------------------
George D. Ruff        10/11/2001                            42                    P(5)
                      10/12/2001                         1,215                    P(5)
                      10/23/2001                            56                    P(5)
                      11/14/2001                            40                    P(5)
                      11/15/2001                           111                    P(5)
                      12/31/2001                            98                    P(5)
                      01/02/2002                           180                    P(5)
                      02/21/2002                            41                    P(5)
                      02/22/2002                           115                    P(5)
                      03/28/2002                           114                    P(5)
                      04/16/2002                            60                    P(5)
                      06/06/2002                           159                    P(5)
                      06/28/2002                           131                    P(5)
                      07/01/2002                           205                    P(5)
                      08/19/2002                            25                    P(5)
                      09/16/2002                           124                    P(5)
                      09/30/2002                           153                    P(5)
                      10/03/2002                            51                    P(5)
                      10/04/2002                           143                    P(5)
                      11/21/2002                           177                    P(5)
                      01/13/2003                           579                    P(5)
                      02/28/2003                           258                    P(5)
                      03/18/2003                           101                    P(5)
                      03/31/2003                           204                    P(5)
                      04/15/2003                           102                    P(5)

                      04/23/2003                           106                    P(5)
                      04/29/2003                           125                    P(5)
                      05/08/2003                           130                    P(5)
                      05/14/2003                           128                    P(5)
                      06/06/2003                           389                    P(5)
                      06/16/2003                           101                    P(5)
                      06/17/2003                           109                    P(5)
                      07/10/2003                           258                    P(5)
                      07/11/2003                           875                    P(5)
                      07/28/2003                           125                    P(5)
                      08/01/2003                           123                    P(5)
                      08/20/2003                           118                    P(5)
                      08/27/2003                           115                    P(5)
                      09/16/2003                           214                    P(5)
                      09/17/2003                           208                    P(5)
                      09/22/2003                           200                    P(5)
                      09/29/2003                           106                    P(5)
                      10/08/2003                           111                    P(5)
------------------------------------------ ---------------------------- --------------------------
Richard J. Schulte    10/11/2001                            42                    P(5)
                      10/12/2001                         1,327                    P(5)
                      10/23/2001                            56                    P(5)
                      11/14/2001                            75                    P(5)
                      11/15/2001                           111                    P(5)
                      12/31/2001                            83                    P(5)
                      01/02/2002                           252                    P(5)
                      02/21/2002                            41                    P(5)
                      02/22/2002                           115                    P(5)
                      03/28/2002                            98                    P(5)
                      04/16/2002                            60                    P(5)
                      05/14/2002                            23                    P(5)
                      06/28/2002                           111                    P(5)
                      09/30/2002                           125                    P(5)
                      01/03/2003                           132                    P(5)
                      03/31/2003                           150                    P(5)
------------------------------------------ ---------------------------- --------------------------
John C. Allen         12/21/2001                           600                    S(1)
                      12/31/2001                            21                    P(3)
                      03/31/2002                            23                    P(3)
                      06/30/2002                            33                    P(3)
                      06/30/2002                           330                    P(2)
                      09/30/2002                            37                    P(3)
                      12/31/2002                            44                    P(3)
                      03/31/2003                            46                    P(3)
                      06/30/2003                            58                    P(3)
------------------------------------------ ---------------------------- --------------------------
Tim A. Good           12/31/2001                            22                    P(3)
                      01/04/2002                           130                    P(4)

                      01/14/2002                         2,400                    P(6)
                      03/29/2002                           174                    P(4)
                      03/31/2002                            25                    P(3)
                      06/28/2002                           195                    P(4)
                      06/30/2002                            33                    P(3)
                      06/30/2002                           338                    P(2)
                      09/30/2002                            11                    P(3)
                      09/30/2002                           218                    P(4)
                      12/31/2002                             1                    P(4)
                      01/06/2003                           237                    P(4)
                      03/31/2003                             1                    P(4)
                      04/01/2003                           261                    P(4)
                      06/30/2003                             1                    P(3)
------------------------------------------ ---------------------------- --------------------------
Douglas R. Mann       06/30/2002                           273                    P(2)
                      01/04/2002                             6                    P(4)
                      03/29/2002                             6                    P(4)
                      06/28/2002                             7                    P(4)
                      06/30/2002                             273                  P(2)
                      09/30/2002                             8                    P(4)
                      09/30/2002                             7                    P(3)
                      12/31/2002                            33                    P(3)
                      01/06/2003                             9                    P(4)
                      03/31/2003                            35                    P(3)
                      04/01/2003                            10                    P(4)
                      06/30/2003                            50                    P(3)
------------------------------------------ ---------------------------- --------------------------
JoAnn S. Hogan        12/31/2001                             1                    P(3)
                      03/31/2002                             1                    P(3)
                      06/30/2002                           184                    P(2)
                      06/30/2002                             2                    P(3)
                      09/30/2002                             2                    P(3)
                      12/31/2002                             2                    P(3)
                      03/31/2003                             2                    P(3)
                      06/30/2003                             2                    P(3)
------------------------------------------ ---------------------------- --------------------------
Robert B. Mease       -                                      -                      -
------------------------------------------ ---------------------------- --------------------------
James E. Morin        06/30/2002                           296                    P(2)
                      09/30/2002                            50                    P(3)
                      12/31/2002                            39                    P(3)
                      03/31/2003                            41                    P(3)
                      06/30/2003                            24                    P(3)
------------------------------------------ ---------------------------- --------------------------

(1) Disposition by gift.

(2) Transaction effected through Company's Employee Stock Ownership Plan.

(3) Transaction effected through Company's 401(K) Plan.

(4) Transaction effected through the Company's Dividend Reinvestment Plan.

                                       10

(5) Acquisition of deferred stock equivalents through the Deferred  Compensation
Plan for Directors.

(6) Transaction effected through a stock option exercise.

Miscellaneous Information Concerning Participants

Except  as  described  in  these  Supplemental  Proxy  Materials  and the  Proxy
Statement dated October 9, 2003 of the Company, none of the Participants nor any of  their  respective  affiliates  or  associates  (together,  the  "Participant
Affiliates"),  (i) directly  beneficially owns any shares of common stock of the
Company or any  securities of any  subsidiary of the Company or (ii) has had any relationship  with the  Company in any  capacity  other  than as a  stockholder, employee,  officer  or  director.  Furthermore,  except  as  described  in these
Supplemental  Proxy  Materials and the Proxy Statement dated October 9, 2003, no
Participant  or  Participant  Affiliate is either a party to any  transaction or series of  transactions  since July 1, 2002,  or has  knowledge or any currently proposed  transaction or series of transactions  (i) to which the Company or any of its subsidiaries  was or is to be a party,  (ii) in which the amount involved exceeds $60,000, and (iii) in which any Participant or Participant Affiliate had or will have, a direct or indirect material interest.

Except for those arrangements  described in the Proxy Statement,  no Participant or Participant  Affiliate has entered into any agreement or  understanding  with any person  respecting any future employment by the Company or its affiliates or any future  transactions  to which the Company or any of its affiliates  will or may be a party.  Except as described in these  Supplemental  Proxy Materials and the Proxy Statement,  there are no contracts,  arrangements or understandings by any  Participant or Participant  Affiliate  within the past year with any person with respect to the Company's common stock.

                                       11